Exhibit 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT,
FIRST AMENDMENT TO AMENDED AND RESTATED ADDENDUM TO
CREDIT AGREEMENT, AND FIRST AMENDMENT TO SECURITY AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT, FIRST AMENDMENT TO AMENDED AND RESTATED ADDENDUM TO CREDIT AGREEMENT, AND FIRST AMENDMENT TO SECURITY AGREEMENT (this "Amendment") is dated as of July 31, 2017, by and among (A) FRED'S, INC., a Tennessee corporation ("Parent"); (B) the Subsidiaries of Parent identified on the signature pages hereto as Borrowers (each of such Subsidiaries, together with Parent, jointly and severally, "Borrowers" and, each, a "Borrower"); (C) the Subsidiaries of Parent identified as Guarantors on the signature pages hereto (each of such Subsidiaries, jointly and severally, "Guarantors" and, each, a "Guarantor"; as of the date hereof, there are no Guarantors); (D) the Lenders party to the Credit Agreement defined below; (E) the Co-Collateral Agents party to the Credit Agreement defined below; and (F) REGIONS BANK, an Alabama bank, in its capacity as administrative agent for Lenders, LC Issuer and other Secured Parties (as defined in the Credit Agreement) (in such capacity, "Administrative Agent" or "Agent").
W I T N E S S E T H :
WHEREAS, (a) Borrowers, Guarantors, Lenders, Swingline Lender, LC Issuer and Administrative Agent have executed and delivered that certain Credit Agreement dated as of April 9, 2015, as amended by that certain First Amendment to Credit Agreement dated as of October 23, 2015, that certain Second Amendment to Credit Agreement dated as of December 28, 2016, and that certain Third Amendment to Credit Agreement dated as of January 27, 2017 (as so amended, and as the same may be further amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement"), (b) Administrative Agent, Lenders, Borrowers and certain other parties have executed and delivered that certain Amended and Restated Addendum to Credit Agreement dated as of January 27, 2017 (as amended, restated, supplemented, or otherwise modified from time to time, the "Addendum"), and (c) Borrowers and Administrative Agent, on behalf of Secured Parties, have executed and delivered that certain Security Agreement dated as of April 9, 2015 (as amended, restated, supplemented, or otherwise modified from time to time, the "Security Agreement");
WHEREAS, Borrowers have requested that Administrative Agent, Co-Collateral Agents and Lenders amend certain provisions of the Credit Agreement, the Addendum and the Security Agreement as set forth herein;
WHEREAS, Co-Collateral Agents desire to join the Credit Agreement and the other Loan Documents in their capacity as such; and
WHEREAS, Administrative Agent, Co-Collateral Agents and Lenders have agreed to such amendments, subject to the terms and conditions hereof.
NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Borrowers, Administrative Agent, Co-Collateral Agents, and Lenders (as of the date hereof, there are no Guarantors) hereby covenant and agree as follows:
SECTION 1.               Definitions.  Unless otherwise specifically defined herein, each term used herein (and in the recitals above) which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.  Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

SECTION 2.             Amendments to Credit Agreement.
(a)            Amendment to Cover Page.  The cover page of the Credit Agreement is hereby amended to add the following immediately after the reference to "Regions Bank, as the 'Administrative Agent'":
REGIONS BANK and BANK OF AMERICA, N.A.,

 as the "Co-Collateral Agents"
(b)            Addition of New Definitions.  Section 1.1 of the Credit Agreement is hereby amended by adding each of the following new definitions in appropriate alphabetical order:
"Co-Collateral Agent Rights Agreement" shall mean that certain letter agreement by and among Administrative Agent, Co-Collateral Agents and Borrowers dated the Fourth Amendment Effective Date.
"Co-Collateral Agents" shall mean those Persons party to the Co-Collateral Agent Rights Agreement from time to time as "Co-Collateral Agents", which, as of the Fourth Amendment Effective Date, consists solely of Regions Bank and Bank of America, N.A.
"Fourth Amendment" shall mean that certain Fourth Amendment to Credit Agreement, First Amendment to Amended and Restated Addendum to Credit Agreement, and First Amendment to Security Agreement dated as of the Fourth Amendment Effective Date, by and among Borrowers, Administrative Agent, Co-Collateral Agents, and Lenders, which amends this Agreement, the Addendum, and the Security Agreement.
"Fourth Amendment Effective Date" shall mean July 31, 2017.
"Fourth Amendment Fee Letter" shall mean the fee letter agreement among Administrative Agent and Borrowers dated as of the Fourth Amendment Effective Date, as the same may be amended, restated, supplemented or otherwise modified from time to time.
(c)            Amendments to Existing Definitions.  Section 1.1 of the Credit Agreement is hereby amended by deleting the following definitions therein in their entirety and substituting the following in lieu thereof, respectively:
"Aggregate Revolving Commitments" shall mean, collectively, the Revolving Commitments of all Lenders.  As of the Fourth Amendment Effective Date, the amount of the Aggregate Revolving Commitments is $270,000,000.
"Availability Conditions" means, at any time of determination in respect of any Acquisition pursuant to Section 7.4(d), that, on a pro forma basis after giving effect to such Acquisition, either (a) Excess Availability, tested for the 180 days immediately preceding the date of such Acquisition, on the date of such Acquisition, and for the 180 days immediately following such Acquisition, shall not be less than the greater of 20% of the Aggregate Revolving Commitments and $54,000,000 or (b) both (i) Excess Availability, tested for the 180 days immediately preceding the date of such Acquisition, on the date of such Acquisition, and for the 180 days immediately following such Acquisition, shall not be less than the greater of 15% of the Aggregate Revolving Commitments and $40,500,000 and (ii) the Fixed Charge Coverage Ratio, tested as of the end of the Fiscal Month ending most recently before the date of such Acquisition for which financial statements are required to have been delivered in accordance with Section 5.1, shall be at least 1.00 to 1.00.

"Extraordinary Expenses" shall have the meaning given such term in Section 10.3(a).
"Loan Documents" shall mean, collectively, this Agreement, the Addendum, the Security Agreement, the Notes, the Fee Letter, the Third Amendment Fee Letter, the Fourth Amendment Fee Letter, the Cardinal Intercreditor Agreement, the Co-Collateral Agent Rights Agreement, each LC Document, each Deposit Account Control Agreement, each intellectual property security agreement, and any and all other instruments, agreements, documents and writings executed in connection with any of the foregoing.
"Revolving Commitment" shall mean, with respect to each Lender, the commitment of such Lender to make Revolving Loans to Borrowers as set forth in Section 2.2 and the commitment of such Lender to refinance Swingline Loans as set forth in Section 2.4, in an aggregate principal amount not exceeding the amount set forth with respect to such Lender on Schedule 1, or, in the case of a Person becoming a Lender after the Fourth Amendment Effective Date, the amount of the assigned "Revolving Commitment" as provided in the Assignment and Acceptance executed by such Person as an assignee, or the joinder executed by such Person, in each case as such commitment may subsequently be increased or decreased pursuant to the terms hereof.
"Secured Parties" shall mean Administrative Agent, Co-Collateral Agents, LC Issuer, Lenders and Secured Bank Product Providers; and "Secured Party" shall mean any of such Persons.
(d)            Amendment to Section 2.22 (Letter of Credit Facility).  Section 2.22(a) of the Credit Agreement is hereby amended by adding the following new sentence to the end of clause (i) thereof:
In no event shall LC Issuer be obligated to issue any Letter of Credit when an Overadvance exists or would result therefrom or if, after giving effect to such issuance, the Aggregate Revolving Obligations would exceed the Aggregate Revolving Commitments.
(e)            Amendment to Section 7.4 (Investments, Loans).  Section 7.4(d) of the Credit Agreement is hereby amended by deleting clause (iii) thereof in its entirety and substituting the following in lieu thereof:
(iii)            if the aggregate amount of cash and non-cash consideration (including all cash and Indebtedness, including contingent obligations, incurred or assumed and the maximum amount of any earnout or similar payment in connection therewith (whether or not actually earned)) for any individual Acquisition is less than $5,000,000, Excess Availability shall not be less than $27,000,000, on a pro forma basis after giving effect to such Acquisition, and Borrowers shall certify thereto on the next Compliance Certificate delivered in accordance with Section 5.1(c);

(f)            Amendment to Section 7.5 (Restricted Payments).  Section 7.5 of the Credit Agreement is hereby amended by deleting clause (c) thereof in its entirety and substituting the following in lieu thereof:
(c)            dividends or distributions that would otherwise constitute Restricted Payments so long as (i) any such distributions and dividends during any four consecutive Fiscal Quarters do not exceed $12,500,000 in the aggregate, (ii) no Default or Event of Default exists at the time of any such distribution or dividend or after giving effect thereto, (iii) any such dividend or distribution is permitted by Applicable Law, (iv) Borrowers are Solvent both before and after giving effect to any such dividend or distribution, and (v) Excess Availability, on the date of any such distribution or dividend and after giving effect thereto, shall not be less than $27,000,000;
(g)            Amendment to Section 9.1 (Appointment of Administrative Agent).  Section 9.1 of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting the following in lieu thereof:
9.1            Appointment of Administrative Agent and Co-Collateral Agents.  Each Lender and LC Issuer irrevocably appoints Regions Bank as Administrative Agent and authorizes such Person to take such actions on such Lender's or LC Issuer's, as applicable, behalf and to exercise such powers as are delegated to Administrative Agent under this Agreement and the other Loan Documents, together with all such actions and powers that are reasonably incidental thereto.  Each Lender and LC Issuer irrevocably appoints each of Regions Bank and Bank of America, N.A. as a Co-Collateral Agent and authorizes each such Person to take such actions on such Lender's or LC Issuer's, as applicable, behalf and to exercise such powers as are delegated to a Co-Collateral Agent under this Agreement and the other Loan Documents, together with all such actions and powers that are reasonably incidental thereto.  Administrative Agent and each Co-Collateral Agent may perform any of their respective duties hereunder or under the other Loan Documents by or through any one or more sub-agents or attorneys-in-fact appointed by Administrative Agent or such Co-Collateral Agent, as applicable.  Administrative Agent, each Co-Collateral Agent and any such sub-agent or attorney-in-fact may perform any and all of their respective duties and exercise their respective rights and powers through their respective Related Parties.  The exculpatory provisions set forth in this Article 9 shall apply to any such sub-agent, attorney-in-fact or Related Party and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent or a Co-Collateral Agent, as applicable.  Notwithstanding anything to the contrary set forth herein, Lenders and LC Issuer may not appoint any Person as a Co-Collateral Agent (other than Regions Bank and Bank of America, N.A.) without the prior written consent of each of Regions Bank and Bank of America, N.A.
(h)            Amendment to Section 9.2 (Nature of Duties of Administrative Agent).  Section 9.2 of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting the following in lieu thereof:

9.2            Nature of Duties of Administrative Agent and Co-Collateral Agents.  Neither Administrative Agent nor any Co-Collateral Agent shall have any duties or obligations except those expressly set forth in this Agreement and the other Loan Documents.  Without limiting the generality of the foregoing, (a) neither Administrative Agent nor any Co-Collateral Agent shall be subject to any fiduciary or other implied duties, regardless of whether a Default or an Event of Default has occurred and is continuing, (b) neither Administrative Agent nor any Co-Collateral Agent shall have any duty to take any discretionary action or exercise any discretionary powers, except those discretionary rights and powers expressly contemplated by this Agreement and the other Loan Documents that Administrative Agent or any Co-Collateral Agent, as applicable, is required to exercise in writing by Required Lenders (or such other number or percentage of Lenders as shall be necessary under the circumstances as provided in Section 10.2), and (c) except as expressly set forth in this Agreement and the other Loan Documents, neither Administrative Agent nor any Co-Collateral Agent shall have any duty to disclose, and neither Administrative Agent nor any Co-Collateral Agent shall be liable for the failure to disclose, any information relating to any Loan Party or any of any Loan Party's Subsidiaries that is communicated to or obtained by Administrative Agent, such Co-Collateral Agent or any of their respective Related Parties, as applicable, in any capacity.  Neither Administrative Agent nor any Co-Collateral Agent shall be liable for any action taken or not taken by Administrative Agent, any Co-Collateral Agent, their respective sub-agents or their respective attorneys-in-fact, as applicable, with the consent or at the request of Required Lenders (or such other number or percentage of Lenders as shall be necessary under the circumstances as provided in Section 10.2) or in the absence of Administrative Agent's or such Co-Collateral Agent's, as applicable, own gross negligence or willful misconduct.  Neither Administrative Agent nor any Co-Collateral Agent shall be responsible for the negligence or misconduct of any sub-agents or attorneys-in-fact selected by Administrative Agent or such Co-Collateral Agent, as applicable, with reasonable care.  Neither Administrative Agent nor any Co-Collateral Agent shall be deemed to have knowledge of any Default or Event of Default unless and until written notice thereof (which notice shall include an express reference to such event being a "Default" or an "Event of Default" hereunder) is given to Administrative Agent or such Co-Collateral Agent, as applicable, by any Loan Party or any Lender, and neither Administrative Agent nor any Co-Collateral Agent shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements, or other terms and conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article 3 or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to Administrative Agent or such Co-Collateral Agent, as applicable.  Administrative Agent and each Co-Collateral Agent may consult with legal counsel (including counsel for any Loan Party) concerning all matters pertaining to such duties.
(i)            Amendment to Section 9.3 (Lack of Reliance on Administrative Agent).  Section 9.3 of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting the following in lieu thereof:
9.3            Lack of Reliance on Administrative Agent or Co-Collateral Agents.  Each Lender acknowledges that such Lender has, independently and without reliance upon Administrative Agent, any Co-Collateral Agent or any other Lender and based on such documents and information as such Lender has deemed appropriate, made such Lender's own credit analysis and decision to enter into this Agreement.  Each Lender also acknowledges that such Lender will, independently and without reliance upon Administrative Agent, any Co-Collateral Agent or any other Lender and based on such documents and information as such Lender has deemed appropriate, continue to make such Lender's own decisions in taking or not taking any action under or based on this Agreement, any related agreement or any document furnished hereunder or thereunder.

(j)            Amendment to Section 9.4 (Certain Rights of Administrative Agent).  Section 9.4 of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting the following in lieu thereof:
9.4            Certain Rights of Administrative Agent and Co-Collateral Agents.  If Administrative Agent or any Co-Collateral Agent shall request instructions from Required Lenders with respect to any action or actions (including the failure to act) in connection with this Agreement, Administrative Agent or such Co-Collateral Agent, as applicable, shall be entitled to refrain from such act or taking such act unless and until Administrative Agent or such Co-Collateral Agent, as applicable, shall have received instructions from such Lenders, and Administrative Agent or such Co-Collateral Agent, as applicable, shall not incur liability to any Person by reason of so refraining.  Without limiting the foregoing, no Lender shall have any right of action whatsoever against Administrative Agent or any Co-Collateral Agent as a result of Administrative Agent or such Co-Collateral Agent, as applicable, acting or refraining from acting hereunder in accordance with the instructions of Required Lenders where required by the terms of this Agreement or any other Loan Document.
(k)            Amendment to Section 9.5 (Reliance by Administrative Agent).  Section 9.5 of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting the following in lieu thereof:
9.5            Reliance by Administrative Agent and Co-Collateral Agents.  Administrative Agent and each Co-Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, posting or other distribution) believed by Administrative Agent or such Co-Collateral Agent, as applicable, to be genuine and to have been signed, sent or made by the proper Person.  Administrative Agent and each Co-Collateral Agent may also rely upon any statement made to Administrative Agent or such Co-Collateral Agent, as applicable, orally or by telephone and believed by Administrative Agent or such Co-Collateral Agent, as applicable, to be made by the proper Person and shall not incur any liability for relying thereon.  Administrative Agent and each Co-Collateral Agent may consult with legal counsel (including counsel for any Loan Party), independent public accountants and other experts selected by Administrative Agent or such Co-Collateral Agent, as applicable, and shall not be liable for any action taken or not taken by Administrative Agent or such Co-Collateral Agent, as applicable, in accordance with the advice of such counsel, accountants or experts.
(l)         Amendment to Section 9.6 (Administrative Agent in its Individual Capacity). Section 9.6 of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting the following in lieu thereof:

9.6            Administrative Agent and Co-Collateral Agents in their Individual Capacities.  The banks serving as Administrative Agent or as a Co-Collateral Agent shall have the same rights and powers under this Agreement and any other Loan Document in their respective capacities as a Lender as any other Lender and may exercise or refrain from exercising the same as though such banks were not Administrative Agent or a Co-Collateral Agent, as applicable; and the terms "Lenders," "Required Lenders," or any similar terms shall, unless the context clearly otherwise indicates, include Administrative Agent and each Co-Collateral Agent in their respective individual capacities.  The banks acting as Administrative Agent or as a Co-Collateral Agent and their respective Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with any Loan Party or any Subsidiary or Affiliate of any Loan Party as if such banks were not Administrative Agent or a Co-Collateral Agent, as applicable, hereunder.
(m)            Amendment to Section 9.7 (Successor Administrative Agent).  Section 9.7 of the Credit Agreement is hereby amended by deleting the first sentence of clause (a) of such section in its entirety and substituting the following in lieu thereof:
Administrative Agent or any Co-Collateral Agent may resign at any time by giving notice thereof to Lenders and Borrower Agent.
(n)            Amendment to Section 9.11 (Administrative Agent Titles).  Section 9.11 of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting the following in lieu thereof:
9.11            Agent Titles.  Each Lender, other than Administrative Agent or a Co-Collateral Agent, that is designated (on the cover page of this Agreement or otherwise) by Administrative Agent as an "Arranger," "Documentation Agent," or "Syndication Agent" of any type shall not have any right, power, responsibility, or duty under any Loan Documents other than those applicable to all Lenders and shall in no event be deemed to have any fiduciary relationship with any other Lender.
(o)            Amendment to Section 9.13 (No Third Party Beneficiaries).  Section 9.13 of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting the following in lieu thereof:
9.13            No Third Party Beneficiaries.  This Section 9 is an agreement solely among Administrative Agent, Co-Collateral Agents, LC Issuer, and Lenders and shall survive Payment in Full of the Obligations.  This Section 9 does not confer any rights or benefits upon Loan Parties or any other Person, and no Loan Party shall have any standing to enforce this Section 9.  As between Loan Parties and Administrative Agent or any Co-Collateral Agent, as applicable, any action that Administrative Agent or such Co-Collateral Agent, as applicable, may take under any Loan Documents or with respect to any Obligations shall be conclusively presumed to have been authorized and directed by LC Issuer and Lenders, as applicable.

(p)            Amendments to Section 10.2 (Waiver; Amendments).
(i)            Section 10.2(b) of the Credit Agreement is hereby amended by deleting subclause (vi) thereof in its entirety and substituting the following in lieu thereof:
(vi)            change any provision of Section 13 of the Security Agreement without the written consent of each Lender or change any provision of Section 16 of the Security Agreement without the written consent of each Co-Collateral Agent;

(ii)            Section 10.2(b) of the Credit Agreement is hereby amended by deleting the proviso set forth immediately following subclause (viii) thereof in its entirety and substituting the following in lieu thereof:
provided, further, that no such amendment, waiver or consent shall amend, modify or otherwise affect the rights, duties or obligations of Administrative Agent, any Co-Collateral Agent or Swingline Lender without the prior written consent of such Person.
(q)            Amendment to Section 10.3 (Expenses; Indemnification).  Section 10.3 of the Credit Agreement is hereby amended by deleting clause (a) thereof in its entirety and substituting the following in lieu thereof:
(a)            Loan Parties shall pay (i) all reasonable, out-of-pocket costs and expenses of Administrative Agent, each Co-Collateral Agent, and their respective Affiliates, including the reasonable fees, charges and disbursements of counsel for Administrative Agent, each Co-Collateral Agent, and their respective Affiliates, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of the Loan Documents and any amendments, modifications or waivers thereof (whether or not the transactions contemplated in this Agreement or any other Loan Document shall be consummated), including the reasonable fees, charges and disbursements of counsel for Administrative Agent, each Co-Collateral Agent, and their respective Affiliates, (ii) all out-of-pocket costs and expenses (including, without limitation, Extraordinary Expenses and the reasonable fees, charges and disbursements of outside counsel and the allocated cost of inside counsel) incurred by Administrative Agent, any Co-Collateral Agent or any other Secured Party in connection with the enforcement or protection of its rights in connection with this Agreement, including its rights under this Section 10.3, or in connection with the Loans made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans.  As used herein, "Extraordinary Expenses" shall mean all costs, expenses, or advances that Administrative Agent or any Co-Collateral Agent may incur during a Default or an Event of Default or during the pendency of an Insolvency Proceeding of a Loan Party, including those relating to (a) any audit, inspection, field examination, repossession, storage, repair, appraisal, insurance, manufacture, preparation, or advertising for sale, sale, collection, or other preservation of or realization upon any Collateral; (b) any action, arbitration or other proceeding (whether instituted by or against Administrative Agent, any Lender, any Loan Party, any representative of creditors of a Loan Party or any other Person) in any way relating to any Collateral (including the validity, perfection, priority, or avoidability of Administrative Agent's Liens with respect to any Collateral), Loan Documents, Letters of Credit, or Obligations, including any lender liability or other Claims; (c) the exercise, protection or enforcement of any rights or remedies of Administrative Agent in, or the monitoring of, any Insolvency Proceeding; (d) settlement or satisfaction of any taxes, charges, or Liens with respect to any Collateral; (e) any Enforcement Action; (f) negotiation and documentation of any amendment, restatement, supplement, modification, waiver, workout, restructuring, or forbearance with respect to any Loan Documents or Obligations; and (g) Protective Advances.  Such costs, expenses, and advances include transfer fees, Other Taxes, storage fees, insurance costs, permit fees, utility reservation and standby fees, legal fees (including all costs of internal counsel or, in lieu thereof, a documentation fee comparable in amount thereto), appraisal fees, brokers' fees and commissions, auctioneers' fees and commissions, accountants' fees, turnaround and financial consultants and experts' fees, environmental study fees and remedial response costs, wages and salaries paid to employees of any Loan Party or independent contractors in liquidating any Collateral, and travel expenses.

(r)            Amendment to Schedules.  The Credit Agreement is hereby amended by deleting Schedule 1 thereto in its entirety and substituting Schedule 1 attached to this Amendment in lieu thereof.
SECTION 3.            Addendum Amendments.
(a)            Amendments to Existing Definitions.  Section 2 of the Addendum is hereby amended by deleting the following definitions therein in their entirety and substituting the following in lieu thereof, respectively:
"Account Control Event" means (a) the occurrence of an Event of Default or (b) at any time of determination that Excess Availability is less than the greater of (i) twelve and one-half percent (12.5%) of the Commitments and (ii) $33,750,000.
"Account Control Period" means the period beginning on the occurrence of an Account Control Event and ending on the first Business Day on which (a) no Event of Default has existed and (b) Excess Availability has been greater than the greater of (i) twelve and one-half percent (12.5%) of the Commitments and (ii) $33,750,000, in each case for the preceding sixty (60) days.
"Pharmacy Scripts Availability" means, at any time, twenty percent (20%) of the product of the average per-Pharmacy Script NOLV of Pharmacy Scripts based on the most recent Qualified Appraisal thereof, multiplied by (ii) the number of Eligible Pharmacy Scripts for the period of twelve (12) calendar months most recently ended.
(b)            Amendment to Section 6 (Inspections; Appraisals).  Section 6 of the Addendum is hereby amended by deleting such section in its entirety and substituting the following in lieu thereof:
Section 6.                          Inspections; Appraisals.  Until Payment in Full of the Obligations, each Loan Party shall, and shall cause each Subsidiary to, as applicable, reimburse Administrative Agent for all charges, costs, and expenses of Administrative Agent and its agents in connection with (i) field examinations of any Borrower or Subsidiary's books and records or Collateral as Administrative Agent deems appropriate and (ii) appraisals of Inventory and Pharmacy Scripts, in each case, (a) once per Loan Year, if an Event of Default has not occurred at any time during such Loan Year and Excess Availability is not less than the greater of (x) twenty-five percent (25%) of the Aggregate Revolving Commitments and (y) $67,500,000 at any time during such Loan Year, and (b) twice per Loan Year, if an Event of Default has not occurred at any time during such Loan Year but Excess Availability is less than the greater of (x) twenty-five percent (25%) of the Aggregate Revolving Commitments and (y) $67,500,000 at any time during such Loan Year; provided, however, that there shall be no limit on the frequency of field examinations or appraisals reimbursed by Borrowers if any Event of Default exists.  Subject to and without limiting the foregoing, Borrowers specifically agree to pay the standard charges of Administrative Agent's internal field examination group (including Administrative Agent's then standard per-person charges for each day that an employee or agent of Administrative Agent or its Affiliates is engaged in any field examination activities).  This Section 6 shall not be construed to limit Administrative Agent's right to conduct field examinations, obtain appraisals at any time in its discretion, or use third parties for such purposes at Lenders' expense.

(c)            Amendment to Section 7 (Borrowing Base Reporting; Financial and Other Information).  Section 7 of the Addendum is hereby amended by deleting the introductory sentence only of such section in its entirety and substituting the following in lieu thereof:
Until Payment in Full of the Obligations, Borrowers shall deliver a fully completed and executed Borrowing Base Certificate to Administrative Agent no later than the 20th day of each Fiscal Month, prepared as of the end of the immediately preceding Fiscal Month; provided that, if Excess Availability is less than the greater of (x) fifteen percent (15%) of the Commitments and (y) $40,500,000 or an Event of Default exists, Administrative Agent shall be entitled to require Borrowers to deliver fully completed and executed Borrowing Base Certificates to Administrative Agent at greater frequency and as of the end of such periods as Administrative Agent may require from time to time.  Borrowers shall attach the following to each Borrowing Base Certificate (if Borrowing Base Certificates are then required to be delivered on a monthly basis) or each Borrowing Base Certificate specified from time to time by Administrative Agent (if Borrowing Base Certificates are then required to be delivered on a basis more frequently than monthly), each of which shall be in form and substance satisfactory to Administrative Agent and certified by a Responsible Officer of Borrower Agent to be complete and accurate and in compliance with the terms of this Addendum and the other Loan Documents:
(d)            Amendments to Section 9 (Cash Management; Deposit Accounts).
(i)            Section 9 of the Addendum is hereby amended by deleting clause (a) thereof in its entirety and substituting the following in lieu thereof:
(a)            on or before September 15, 2017 (or such later date as may be agreed to by Administrative Agent in its discretion) (the "Collection Account Establishment Date"), (i) establish Collection Accounts and lockboxes related thereto and, thereafter, maintain each such Collection Account and lockbox and (ii) direct all of Borrowers' Account Debtors to make all payments on Accounts to a Collection Account (if made electronically) or lockboxes (if in the form of a tangible Payment Item);
(ii)            Section 9 of the Addendum is hereby amended by deleting clause (d) thereof in its entirety and substituting the following in lieu thereof:
(i) on or before September 15, 2017 (or such later date as may be agreed to by Administrative Agent in its discretion), exercise commercially reasonable efforts to cause each Credit Card Issuer to enter into a Third Party Agreement with respect to each Credit Card Agreement in existence as of the Fourth Amendment Effective Date and (ii) (x) promptly (but, in any event, within two (2) Business Days) after any Borrower's entering into any Credit Card Agreement after the Fourth Amendment Effective Date, provide notice of such agreement to Administrative Agent, together with a true and complete copy of such Credit Card Agreement, the name and address of such applicable Credit Card Issuer, and such other information regarding the same as Administrative Agent may request from time to time and (y) upon Administrative Agent's request, exercise commercially reasonable efforts to cause such Credit Card Issuer to enter into a Third Party Agreement; provided that Loan Parties' compliance with the terms of this clause (d) shall not diminish Administrative Agent's rights to establish a Reserve for any Credit Card Agreement.

(e)            Amendment to Section 10 (Financial Covenant).  Section 10 of the Addendum is hereby amended by deleting such section in its entirety and substituting the following in lieu thereof:
Section 10.                Financial Covenant.  Until Payment in Full of the Obligations, Borrowers shall maintain at all times Excess Availability of at least the greater of (i)  $27,000,000 and (ii) ten percent (10%) of the Aggregate Revolving Commitments.
SECTION 4.              Security Agreement.
(a)            Amendments to Section 13 (Post-Default Allocation of Payments).
(i)            Section 13 of the Security Agreement is hereby amended by deleting clause (a) thereof and substituting the following in lieu thereof:
(a)            first, to all costs and expenses, including Extraordinary Expenses, owing to Administrative Agent, in its capacity as Administrative Agent, and to any Co-Collateral Agent, in its capacity as Co-Collateral Agent;
(ii)            Section 13 of the Security Agreement is hereby amended by deleting clause (h) thereof and substituting the following in lieu thereof:
(h)            eighth, to (A) all Loans and (B) Secured Bank Product Obligations, if and to the extent that the provider thereof (x) is Administrative Agent, a Co-Collateral Agent or any of their respective Affiliates, or (y) has delivered written notice to Administrative Agent, in form and substance satisfactory to Administrative Agent, within ten (10) days following the later of the Closing Date or creation of the Bank Product (i) describing the Bank Product and setting forth the maximum amount to be secured by the Collateral and the methodology to be used in calculating such amount and (ii) agreeing to be bound by Section 9.12 of the Credit Agreement (including Cash Collateralization thereof), in each case up to the amount of Reserves (as defined in the Addendum) then imposed by Administrative Agent relative thereto;
(b)            Amendment to Section 16 (Protective Advances).  Section 16 of the Security Agreement is hereby amended by deleting such section in its entirety and substituting the following in lieu thereof:
Section 16.                Protective Advances.               From time to time, Administrative Agent may, in its discretion, make one or more Base Rate Revolving Loans to preserve, protect, or defend any Collateral or to increase or improve the likelihood of collecting or obtaining repayment of any Obligations (in each case, if Administrative Agent determines that doing so is necessary or desirable) (a "Protective Advance").  Administrative Agent may make a Protective Advance without regard to Excess Availability or the satisfaction of any condition precedent to the making of Loans, unless (A) the Required Lenders have, in writing, revoked Administrative Agent's authority to do so or (B) Administrative Agent would have actual knowledge that, after giving effect thereto, the aggregate outstanding principal amount of all Loans made as Protective Advances (i) would exceed $27,000,000 or (ii) would cause the amount of the Revolving Credit Exposure outstanding to exceed the aggregate of the Revolving Commitments at such time or any individual Lender's Revolving Commitment.  If the terms of the foregoing clauses (A) and (B) are not applicable, Administrative Agent's determination that funding of a Protective Advance is appropriate shall be conclusive.  Each Lender shall participate based on its Pro Rata Share in each Protective Advance.  The provisions of this Section 16 are solely for the benefit of Administrative Agent and Lenders, and none of the Loan Parties may rely on this Section 16 or have any standing to enforce its terms.

SECTION 5.          Conditions Precedent.  This Amendment shall become effective only upon satisfaction of the following conditions precedent, as determined by Administrative Agent in its discretion:
(a)            Administrative Agent shall have received this Amendment, duly executed and delivered by Borrowers, Co-Collateral Agents and Lenders;
(b)            Administrative Agent shall have received amended and restated Notes, duly executed and delivered by Borrowers, for each Lender that has requested the issuance of a Note;
(c)            Administrative Agent shall have received the Co-Collateral Agent Rights Agreement, duly executed and delivered by Borrowers and Co-Collateral Agents;
(d)            Administrative Agent shall have received trademark security agreements in form and substance satisfactory to it, duly executed and delivered by Borrowers;
(e)            Administrative Agent shall have received a written opinion (which shall cover, among other things, authority, legality, validity, execution and delivery, binding effect, enforceability, no conflict, violation, or breach of Organizational Documents, Applicable Law, or material agreements, and creation and perfection of Liens) of legal counsel to Loan Parties, in form and substance satisfactory to Administrative Agent;
(f)            Administrative Agent shall have received a certificate, in form and substance satisfactory to it, from a knowledgeable Responsible Officer of Borrower Agent, on behalf of each Loan Party, certifying, as of the Fourth Amendment Effective Date, (i) that such Loan Party is Solvent; (ii) that, after giving effect to this Amendment and the Side Letter, no Default or Event of Default exists; (iii) that the representations and warranties set forth in the Loan Documents are true and correct; and (iv) as to such other matters reasonably requested by Administrative Agent in connection herewith;
(g)            Administrative Agent shall have received that certain letter agreement dated the date hereof by and among Borrowers, Administrative Agent and Lenders (the "Side Letter"), duly executed and delivered by Borrowers and Lenders;
(h)            Administrative Agent shall have received a certificate of a duly authorized officer of each Loan Party, certifying (i) that attached copies of such Loan Party's Organizational Documents are true and complete, and in full force and effect, without amendment except as shown; (ii) that an attached copy of resolutions authorizing execution and delivery of the Loan Documents is true and complete, and that such resolutions are in full force and effect, were duly adopted by the appropriate governing body, have not been amended, modified, or revoked, and constitute all resolutions adopted with respect to this Amendment and the transactions contemplated hereby; and (iii) to the title, name, and signature of each Person authorized to sign the Loan Documents on behalf of such Loan Party;
(i)            Administrative Agent shall have received copies of the Organizational Documents of each Loan Party, certified by the Secretary of State or other appropriate official of such Loan Party's jurisdiction of organization, and good standing certificates for each Loan Party issued by the Secretary of State or other appropriate official of such Loan Party's jurisdiction of organization and each jurisdiction where such Loan Party's business activities or ownership of Property necessitates qualification;

(j)            Administrative Agent shall have received documentation satisfactory to Administrative Agent demonstrating that Borrowers have (i) terminated all commitment letters and similar documents entered into by one or more Borrowers in connection with the Rite Aid Acquisition and (ii) paid all fees and expenses due and owing under such letters and documents in connection with such termination;
(k)            Borrowers shall have paid all fees and expenses to be paid to Administrative Agent and Lenders on the Fourth Amendment Effective Date (including pursuant to the Fourth Amendment Fee Letter);
(l)            Administrative Agent and each Co-Collateral Agent shall have received and found satisfactory a Borrowing Base Certificate for Borrowers' most recently ended Fiscal Month prior to the Fourth Amendment Effective Date, updated to give pro forma effect to the transactions contemplated by this Amendment and the other Loan Documents to be executed in connection herewith; and
(m)            Administrative Agent shall have received all other documents, instruments, certificates and agreements (if any) as Administrative Agent shall have reasonably requested in connection with the foregoing.
SECTION 6.            Post-Closing Covenants.
(a)            On or before September 15, 2017, Borrowers shall cause each secured party with respect to any of the EnTrust Liens to terminate the UCC-1 financing statement evidencing such secured party's lien of record (and otherwise terminate any such grant of a Lien) and deliver evidence thereof satisfactory to Administrative Agent in its discretion.
(b)            On or before October 1, 2017, Borrowers shall deliver to Administrative Agent Borrowers' business plan and Projections for Borrowers' Fiscal Years ending on or about each of January 31, 2018, January 31, 2019, January 31, 2020, January 31, 2021, January 31, 2022 and January 31, 2023, prepared on a month-by-month basis for the Fiscal Years ending on or about January 31, 2018 and January 31, 2019, and on an annual basis thereafter, which business plan and Projections shall represent Borrowers' reasonable estimate of the future financial performance of Borrowers and the Subsidiaries for the periods set forth therein and shall have been prepared on the basis of assumptions that Borrowers believe are fair and reasonable as of the date of preparation in light of current and reasonably foreseeable business conditions (it being understood that actual results may differ from those set forth in such business plan and Projections), which business plan and Projections shall be in form and substance satisfactory to Administrative Agent and Co-Collateral Agents in their respective discretion.
(c)            On or before the date that is sixty (60) days after the Fourth Amendment Effective Date, Borrowers shall cause AFAE, LLC, a Delaware limited liability company, and each of its subsidiaries to be dissolved (it being understood that each such Person has no Property other than Capital Stock of another such Person, and therefore that such dissolution is not in violation of Section 7.3 of the Credit Agreement).
(d)            On or before October 15, 2017, Borrowers shall have used commercially reasonable efforts to cause Cardinal to enter into an amendment and restatement of the Cardinal Intercreditor Agreement in form and substance reasonably satisfactory to Administrative Agent and each Co-Collateral Agent in their respective discretion.

SECTION 7.              Miscellaneous Terms.
(a)            Loan Document.  For avoidance of doubt, the parties hereto hereby acknowledge and agree that this Amendment is a Loan Document.
(b)            Effect of Amendment.  All amendments set forth herein shall become effective as of the Fourth Amendment Effective Date.  Except as otherwise may be set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding, and enforceable obligations of Borrowers.  Except to the extent otherwise expressly set forth herein, the amendments set forth herein shall have prospective application only from and after the Fourth Amendment Effective Date.
(c)            No Novation or Mutual Departure.  Borrowers expressly acknowledge and agree that (i) there has not been, and this Amendment does not constitute or establish, a novation with respect to the Credit Agreement or any of the other Loan Documents, or a mutual departure from the strict terms, provisions, and conditions thereof, other than with respect to the limited amendments contained in Section 2, 3 and 4 above, and (ii) nothing in this Amendment shall affect or limit Administrative Agent's or Lenders' right to demand payment of liabilities owing from Borrowers to Administrative Agent or Lenders under, or to demand strict performance of the terms, provisions and conditions of, the Credit Agreement and the other Loan Documents, to exercise any and all rights, powers, and remedies under the Credit Agreement or the other Loan Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of a Default or an Event of Default under the Credit Agreement or the other Loan Documents.
(d)            Ratification and Reaffirmation.  Each Borrower hereby (i) restates, ratifies, and reaffirms each and every term, covenant, and condition set forth in the Credit Agreement, the First Amendment, the Second Amendment, the Third Amendment and the other Loan Documents to which it is a party effective as of the date hereof, (ii) restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof and with specific reference to this Amendment and any other Loan Documents executed or delivered in connection herewith (except with respect to representations and warranties made as of an expressed date, in which case such representations and warranties shall be true and correct as of such date), and (iii) ratifies and reaffirms the security interests and Liens granted by such Loan Party in favor of Administrative Agent, for the benefit of Secured Parties, and acknowledges and stipulates that such security interests and liens are duly perfected, first priority security interests and Liens.
(e)            No Default.  To induce Administrative Agent, Co-Collateral Agents and Lenders to enter into this Amendment and to continue to make advances pursuant to the Credit Agreement (subject to the terms and conditions thereof), each Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) after giving effect to this Amendment and the Side Letter, no Default or Event of Default exists, and (ii) no right of offset, defense, counterclaim, claim, or objection in favor of any Borrower or arising out of or with respect to any of the Loans or other obligations of Borrowers owed to Administrative Agent and Lenders under the Credit Agreement or any other Loan Document.
(f)            Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.  This Amendment may be executed by each party on separate copies, which copies, when combined so as to include the signatures of all parties, shall constitute a single counterpart of this Amendment.

(g)            Fax or Other Transmission.  Delivery by one or more parties hereto of an executed counterpart of this Amendment via facsimile, telecopy, or other electronic method of transmission pursuant to which the signature of such party can be seen (including, without limitation, Adobe Corporation's Portable Document Format) shall have the same force and effect as the delivery of an original executed counterpart of this Amendment.  Any party delivering an executed counterpart of this Amendment by facsimile, telecopy, or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability, or binding effect of this Amendment.
(h)            Recitals Incorporated Herein.  The preamble and the recitals to this Amendment are hereby incorporated herein by this reference.
(i)            Section References.  Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the amendments among the parties hereto evidenced hereby.
(j)            Further Assurances.  Each Borrower agrees to take, at such Borrower's expense, such further actions as Administrative Agent shall reasonably request from time to time to evidence the amendments set forth herein and the transactions contemplated hereby.
(k)            Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES OR OTHER RULE OF LAW WHICH WOULD CAUSE THE APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE LAWS OF THE STATE OF GEORGIA (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).
(l)            Severability.  Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.
(m)            Interest Rate Disclosure.  On the date hereof, (i) LIBOR on the date hereof is 1.23389% per annum and, therefore, the rate of interest in effect on the date hereof, expressed in simple interest terms, is 3.23389% per annum for LIBOR Revolving Loans; (ii) the LIBOR Index Rate on the date hereof is 1.23389% per annum and, therefore, the rate of interest in effect on the date hereof, expressed in simple interest terms, is 3.23389% per annum for LIR Revolving Loans; and (iii) the Base Rate on the date hereof is 4.25% per annum and, therefore, the rate of interest in effect on the date hereof, expressed in simple interest terms, is 5.25% per annum for Base Rate Revolving Loans.
[REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY.]

IN WITNESS WHEREOF, each party hereto has caused this Amendment to be duly executed and delivered under seal by its duly authorized officer or other representative as of the day and year first above written.

BORROWERS:

FRED'S, INC., a Tennessee corporation, as "Borrower Agent" and a "Borrower"

By:	/s/ Michael K. Bloom
Name:	Michael K. Bloom
Title:	President and Chief Executive Officer

[CORPORATE SEAL]

FRED'S STORES OF TENNESSEE, INC.,
a Tennessee corporation and successor by merger to
each of Fred's Capital Finance Inc., a Delaware
corporation, and Fred's Capital Management Company,
a Delaware corporation, as a "Borrower"

By:	/s/ Michael K. Bloom
Name:	Michael K. Bloom
Title:	President and Chief Executive Officer

[CORPORATE SEAL]

FRED'S DOLLAR STORE OF MCCOMB, INC., a Mississippi corporation, as a "Borrower"

By:	/s/ Michael K. Bloom
Name:	Michael K. Bloom
Title:	President and Chief Executive Officer

[CORPORATE SEAL]

NATIONAL PHARMACEUTICAL NETWORK, INC., a Florida corporation, as a "Borrower"

By:	/s/ Michael K. Bloom
Name:	Michael K. Bloom
Title:	President and Chief Executive Officer

[CORPORATE SEAL]

[Signatures continue on following pages.]

REEVES-SAIN DRUG STORE, INC., a Tennessee corporation, as a "Borrower"

By:	/s/ Michael K. Bloom
Name:	Michael K. Bloom
Title:	President and Chief Executive Officer

[CORPORATE SEAL]

[Signatures continue on following pages.]

ADMINISTRATIVE AGENT:

REGIONS BANK, as "Administrative Agent"

By:	/s/ Louis Alexander
Name:	Louis Alexander
Title:	Managing Director

[Signatures continue on following pages.]

CO-COLLATERAL AGENTS:

REGIONS BANK, as a "Co-Collateral Agent"

By:	/s/ Louis Alexander
Name:	Louis Alexander
Title:	Managing Director

[Signatures continue on following pages.]

BANK OF AMERICA, N.A., as a "Co-Collateral Agent"

By:	/s/ Roger Malouf
Name:	Roger Malouf
Title:	Director

[Signatures continue on following pages.]

LENDERS:

REGIONS BANK

By:	/s/ Louis Alexander
Name:	Louis Alexander
Title:	Managing Director

[Signatures continue on following pages.]

BANK OF AMERICA, N.A.

By:	/s/ Roger Malouf
Name:	Roger Malouf
Title:	Director

[Signatures continue on following pages.]

SCHEDULE 1

Commitments

Lender	Revolving Commitment

Regions Bank	$135,000,000.00

Bank of America, N.A.	$135,000,000.00

Aggregate Revolving Commitments	$270,000,000.00